UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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LARGE SCALE BIOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LARGE SCALE BIOLOGY CORPORATION
3333 Vaca Valley Parkway
Vacaville, California 95688

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on November 21, 2005

To the Stockholders of Large Scale Biology Corporation:

Please take notice that a Special Meeting of Stockholders of Large Scale Biology Corporation, a Delaware corporation (the “Company”), will be held on Monday, November 21, 2005 at 9:00 a.m. local time, at 3333 Vaca Valley Parkway, Suite 1000, Vacaville, California 95688, for the following purposes:

1.                Approval of an amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000;

2                 Authorization of an amendment of the Company’s Certificate of Incorporation to combine shares of the Company’s common stock to effect one of the following reverse stock splits, only one of which, if any, is to be effected as finally approved by the Company’s board of directors:

•       1 share of common stock for each 2 outstanding shares of common stock;

•       1 share of common stock for each 3 outstanding shares of common stock;

•       1 share of common stock for each 4 outstanding shares of common stock;

•       1 share of common stock for each 5 outstanding shares of common stock; and

3.                Approval of the issuance of up to 20,547,945 shares of the Company’s common stock pursuant to the terms of the Equity Credit Line Agreement dated August 5, 2005, as amended and restated on October 12, 2005, between the Company and Brittany Capital Management Limited.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about the Company and its officers and directors. The board of directors has fixed the close of business on October 7, 2005 as the record date and only holders of record of the Company’s common stock as of the close of business on October 7, 2005 are entitled to receive this notice and to vote at this Special Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors

Ronald J. Artale
Secretary

Vacaville, California
Date:  October 28, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

LARGE SCALE BIOLOGY CORPORATION
3333 Vaca Valley Parkway
Vacaville, California 95688

PROXY STATEMENT

Date, Time and Place of Special Meeting

The enclosed proxy is solicited on behalf of the board of directors of Large Scale Biology Corporation for the Special Meeting of Stockholders to be held on Monday, November 21, 2005 at 9:00 a.m. local time, at 3333 Vaca Valley Parkway, Suite 1000, Vacaville, California 95688 (the “Meeting”) or at any adjournments or postponements of the Meeting, for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about October 31, 2005.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting

You can vote on the Proposals with respect to your shares of common stock if our records show that you owned your shares on October 7, 2005, the record date. As of the record date, there were a total of 32,239,614 shares of common stock outstanding and entitled to vote. You are entitled to one vote for each share of common stock you hold as of the record date.

Business may be transacted at the Meeting if a quorum is present. A quorum is present at the Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a “broker nonvote”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal. Proposals 1 and 2 are considered routine proposals. Proposal 3 is not a routine proposal and may require the consent of the beneficial holder, as determined by the nominee.

Each of the alternative proposed amendments to our certificate of incorporation is attached to this proxy statement as Annex A. A separate amendment is attached for each of the proposed exchange ratios (i.e., one-for-two, one-for-three, one-for-four, and one-for-five). If the board of directors elects to implement one of the approved amendments, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the selected amendment. The par value of the common stock would remain unchanged at $0.001 per share. The amendment would not change the number of authorized shares of common stock. The reverse stock split would become effective upon filing the amendment with the Delaware Secretary of State. The board of directors may elect not to implement any of the approved reverse stock splits at its sole discretion, even if the entire set of proposed amendments is approved by our stockholders.

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon direction of the board of directors.

As of October 7, 2005, there were approximately 302 holders of record of common stock.

INFORMATION ABOUT THE COMPANY’S CAPITALIZATION

Each of the Proposals submitted to the Company’s stockholders and described in this proxy statement pertain to the structure of the Company’s capital stock.

The company’s capitalization as of October 7, 2005 consists of the following:

•       60,000,000 authorized shares of common stock, of which 32,239,614 are issued and outstanding;

•       10,000,000 authorized shares of preferred stock, of which 500,000 are designated as Series A Junior Participating Preferred Stock, none of which are issued or outstanding and 274,036 of which are reserved for issuance upon exercise of rights outstanding pursuant to the Company’s Amended and Restated Rights Agreement dated June 29, 2005 between the Company and American Stock Transfer & Trust Company (“Rights Agreement”);

•       11,065,451 shares of common stock reserved for issuance under the Company’s 2000 Stock Incentive Plan, under which options to purchase an aggregate of 5,782,050 shares are issued and outstanding (“Stock Incentive Plan”);

•       1,403,541  shares of common stock reserved for issuance under the Company’s Employee Stock Purchase Plan (“Employee Stock Purchase Plan”);

•       3,962,942 shares of common stock reserved for issuance upon exercise of outstanding warrants (“Warrants”);

•       6,429,828 shares currently issuable under the Brittany Agreement, which number, if Proposal 3 is approved, would increase to 20,547,945 (“Brittany Share Increase”); and

•       27,403,600 shares of common stock that could be issued under the Rights Agreement upon the exercise by the board of directors of its option to exchange each right for a share of common stock, assuming triggering of the rights as of October 7, 2005 and assuming no shares issuable to an Acquiring Person (as defined in the Rights Agreement) holding 15% of the outstanding shares of common stock.

2000 Stock Incentive Plan

We have reserved 11,065,451 shares of common stock for issuance under our 2000 Stock Incentive Plan, or the Plan. At October 7, 2005, 5,782,050 shares have been granted and 5,283,401 shares remain for future issuances under the following programs:

Employee Stock Awards

Effective July 1, 2002, cash compensation of certain employees was reduced and replaced by restricted common stock issued under the Plan. Those employees receive quarterly awards of common stock equal to the reduction in cash compensation divided by the closing price of our common stock on the last trading day of each quarterly period. The awarded shares are vested on July 1 of each year for awards issued during the previous four quarters. We maintain the right to repurchase the stock at the original issuance price. Our repurchase right lapses if we realize certain positive operating cash flows during the six-months ending June 30, two years after vesting. Prior to the following July 31, we either release the awarded shares from escrow upon the expiration of the repurchase right or pay the original issuance price in cash upon our exercise of the repurchase right.

Employee Stock Options

Under the Plan, our employees, officers, directors and consultants may be granted options to purchase shares of our common stock. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options may be granted only to our employees (including officers and directors who are also employees). Nonqualified stock options may be granted to our employees, directors and consultants. Our board of directors determines the vesting period and exercise price of the stock options. Stock options granted under the Plan are exercisable over a ten-year period from the grant date and have vesting periods ranging from immediate vesting to four years. Incentive and nonqualified stock options granted under the Plan may be granted at exercise prices no less than 100% and 85%, respectively, of the fair value of our common stock on the date of grant. However, an option granted to a 10% shareholder under the Plan is granted at an exercise price not less than 110% of the fair value of our common stock on the date of grant.

Employee Stock Purchase Plan

Our Employee Stock Purchase Plan, or ESPP, allows employees to purchase shares of our common stock through payroll deductions. The plan has a series of successive overlapping offering periods, with a new offering period beginning on the first business day of August and February each year. Each offering period continues for a periods of 24 months, unless otherwise determined by our compensation committee. A participant may contribute up to 15% of his or her base salary payroll deductions, and the accumulated deductions are applied to the purchase of shares on each semi-annual purchase date. Semi-annual purchase dates will occur on the last business day of July and January each year. The purchase price per share on each semi-annual purchase date is equal to 85% of the fair market value per share on the start date of the offering period or, if lower, 85% of the fair market value per share on the semi-annual purchase date. However, a participant may not purchase more than 500 shares on any purchase date. Our compensation committee has the authority to change these limitations for any subsequent period. At October 7, 2005, a total of 1,403,541 shares of common stock were reserved and available for issuance by the ESPP.

Warrants

At October 7, 2005 there was a warrant outstanding to purchase 250,000 shares of our common stock at an exercise price of $5.13 per share. The warrant becomes exercisable in full if the quoted value of our common stock, as reported on the NASDAQ Capital (formerly SmallCap) Market, equals an average of at least $6.84 for any consecutive 20-business-day period prior to February 15, 2006. The warrant expires on February 14, 2012.

At October 7, 2005 there were additional warrants outstanding to purchase 1,492,044 shares of our common stock. The warrants contain an antidilutive provision providing for adjustments of the exercise price and the number of shares of common stock underlying the warrants upon the occurrence of any sale of shares below the warrant price, recapitalization, reclassification, stock dividend, stock split, stock combination or similar transaction. These warrants expire on September 8, 2009 and were initially exercisable at $2.18 per share. According to the antidilutive provision these warrants are currently exercisable at $2.16 per share due to the issuance of 631,579 shares of common stock at $0.95 per share on June 29, 2005. The exercise price may not be adjusted lower than $1.984 per share.

At October 7, 2005 there was a warrant outstanding to purchase up to a maximum of 700,000 shares of our common stock. The warrant is exercisable starting the earlier of July 31, 2006 or 45 days following the prepayment of the accompanying promissory note issued on December 17, 2004, with an exercise price of $1.42 per share and expires on December 17, 2011. The number of shares issuable under the warrant is to be determined according to a formula based on the aggregate daily principal loan balance up to a maximum of 700,000 shares of our stock.

At October 7, 2005 there was an additional warrant outstanding to purchase 903,614 shares of our common stock at $0.83 per share, or common stock of our Predictive Diagnostics, Inc., or PDI, subsidiary. The PDI exercise price would be the lowest price per share of the PDI stock in any PDI financing event of no less than $1,500,000. The number of PDI warrant shares would be determined by dividing $3,000,000 by the PDI exercise price. This warrant expires on April 15, 2011.

At October 7, 2005 there were additional warrants outstanding to purchase 617,284 shares of our common stock. These warrants are exercisable at $0.81 per share.

For a description of the Brittany Agreement and the transactions related thereto, please see the description under “Overview” in Proposal 3 below.

Anti Takeover Stockholder Rights Agreement

We have adopted a stockholder rights plan and declared a dividend distribution of one right for each outstanding share of common stock to stockholders of record as of May 4, 2001. Subject to certain specified exceptions and limitations under the rights plan, since that time we have continued, and in the future we will continue, to issue one right for each share of common stock that becomes outstanding after May 4, 2001. Each right entitles the holder to purchase one unit consisting of one one-hundredth of a share of our Series A Junior Participating Preferred Stock for $45 per unit. Under certain circumstances, if a person or group acquires 15% (in some cases 22%) or more of our outstanding shares of common stock, holders of the rights (other than the person or group causing their exercisability) will be able to purchase, in exchange for the $45 exercise price, shares of our common stock or of any company into which we are merged having a value of $90. In addition, the board of directors has the option, under certain circumstances, to exchange each right (other than rights held by the person or group triggering the board of directors’ option) for a share of common stock for no additional consideration on the part of the holder of the right. The rights expire on April 27, 2011. As of October 7, 2005, all holders of outstanding shares of our stock held rights under the stockholder rights plan, and approximately 27,403,600 shares of common stock could be issued upon the exercise by the board of directors of its option to exchange each right for a share of common stock, assuming triggering of the rights as of October 7, 2005 and assuming no shares issuable to an Acquiring Person (as defined in the Rights Agreement) holding 15% of the outstanding shares of common stock. The actual number of shares of common stock that might be issuable under the rights plan is a function of the actual holdings of an Acquiring Person and the board of director’s election to exchange rights for shares of common stock, as described above. If the board of directors did not elect to exchange such rights, we expect that the number of additional shares of common stock ultimately issuable under the Stockholders Rights Agreement upon the trigger of such rights through acquisition of the requisite number of shares by an Acquiring Person would be greater than 27,403,600. The Stockholder Rights Agreement provides that if, upon the triggering of the rights, the number of shares of common stock issuable upon exercise or exchange of such rights exceeds the number of authorized and available shares, we will take such action as is necessary to increase the number of authorized shares of our common stock to enable the issuance of the full number of shares to which holders have rights under the Stockholder Rights Agreement.

PROPOSAL NO. 1:

Approval of an amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 to 80,000,000 (“Authorized Share Increase”).

Overview

You are being asked to approve an increase in the number of authorized shares of the Company’s common stock from 60,000,000 to 80,000,000.  The 60,000,000 currently authorized shares of the Company’s common stock are not sufficient for all of the Company’s potential common stock requirements.  As described above in Information About the Company’s Capitalization, if all of the shares that could potentially be required to be issued were in fact issued, they would exceed the number of authorized shares.  If the Company effects one of the reverse stock splits described in Proposal 2 below, this problem might be alleviated.  However, to give the board of directors flexibility not to adopt any of such stock splits, we are proposing an increase in the authorized number of shares of common stock as if there were no reverse stock split.

Purpose and Effect of Authorized Share Increase

The purpose of the proposed increase in the number of authorized shares of our common stock is to provide sufficient authorized shares to meet the Company’s requirements regarding the issuance of common stock.  These requirements include the issuance of shares under the 2000 Stock Incentive Plan, the Employee Stock Purchase Plan, the Warrants, the Brittany Capital Increase, an additional warrant for short-term debt financing and, at least partially, the Rights Agreement.  The Company has entered into a short-term loan agreement, which includes a warrant to purchase up to 750,000 shares of the Company’s common stock.  The number of shares issued under this warrant may increase upon an event of a  price adjustment, default under the loan agreement or failure to register the shares underlying the warrant.  In addition, the increase in number of authorized shares would allow the Company to raise additional capital, acquire other companies and assets using the Company’s common stock and provide additional incentives to employees, officers, directors, consultants and business partners.  Other than as described in this proxy statement, we do not have any plans, proposals, commitments, arrangements, or understandings, written or oral, regarding the issuance of common stock.

The proposed increase in number of shares of authorized common stock would allow the Company to issue more shares of its common stock than it is currently authorized to issue.  This issuance of such shares would cause dilution in our current stockholders’ ownership interests.  Any such issuance could also have the effect of diluting any earnings per share we may report in the future, together with the book value per share of outstanding shares of our common stock.

The authorization of additional common stock will provide the Company greater flexibility in issuing capital stock in connection with any future financing activities, including the issuance of shares under the Private Equity Agreement with Brittany Capital Management Limited as described in Proposal 3, or corporate acquisitions using the Company's capital stock, the Stockholders Rights Agreement and employee and other incentives.  The effect of implementing any one of the reverse stock splits described in Proposal 2 would be to reduce the number of outstanding shares by a factor of from 2 to 5.  As a result of any of the stock splits, the number of authorized shares available for future issuance would increase proportionately.  To give the board of directors flexibility not to adopt any of such stock splits, we are proposing an increase in the authorized number of shares of common stock as if there were no reverse stock split.

Recommendation and Required Vote

The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF PROPOSAL NO. 1.

PROPOSAL NO. 2:

Authorization of an amendment of the Company’s Certificate of Incorporation to combine shares of the Company’s common stock to effect one of the following reverse stock splits, only one of which, if any, is to be effected as finally approved by the Board (“Split”):

a.    1 share of common stock for each 2 outstanding shares of common stock

b.    1 share of common stock for each 3 outstanding shares of common stock

c.    1 share of common stock for each 4 outstanding shares of common stock

d.    1 share of common stock for each 5 outstanding shares of common stock

Overview

You are being asked to vote upon a set of four mutually exclusive amendments to our certificate of incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio ranging from one-for-two to one-for-five. The board would have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, and if so, at which of the approved exchange ratios, at any time before the first anniversary of the Special Meeting of Stockholders. If the board elects to implement one of the reverse stock splits, the board would abandon the remaining reverse stock splits without need for any further stockholder action. The board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split at a specified ratio, provides the board with maximum flexibility to react to the then-current market conditions and therefore to act in the best interests of the Company and its stockholders.

Our board of directors has approved each of the amendments to our certificate of incorporation to effect the proposed reverse stock splits. Although you may elect to vote in favor of each of the amendments, some of the amendments or none of the amendments, our board of directors recommends that you vote in favor of the entire set of amendments.

Reasons for the Reverse Stock Split

Our primary purpose in considering a reverse stock split is to increase the trading price of our common stock to facilitate the continued listing of our common stock for quotation on the Nasdaq Capital Market. The Nasdaq Stock Market’s Marketplace Rules require companies whose shares are listed for quotation on the Nasdaq Capital Market to comply with certain continued listing requirements, including, in our case, a minimum bid price of $1.00 per share.

The board of directors intends to implement a reverse split only if it believes that this action will be necessary or desirable to comply with the Nasdaq Stock Market’s continued listing criteria. As of October 7, 2005, the trading price of our common stock was $0.80 per share, and if the trading price increases without a reverse stock split, the reverse stock split may not be necessary or desirable. In determining whether or not to implement a reverse stock split, and the appropriate exchange ratio, the board would assess a variety of factors, including but not limited to, analysis of our most recent fiscal quarter and general economic conditions, as well as the trading price of our common stock on the days leading up to the date of the reverse split. We cannot assure you that a reverse split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Capital Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Capital Market.

Among the reasons for implementing a reverse split are the potential risks to the Company and its stockholders that could result from our common stock being delisted from the Nasdaq Capital Market. Delisting from the Nasdaq Capital Market would likely significantly decrease the liquidity of our common stock, which could reduce the trading price and increase the transaction costs of trading shares of our common stock.

Potential Effects of the Reverse Stock Split

The immediate effect of a reverse split would be to reduce the number of shares of common stock outstanding, and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price for our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Capital Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Capital Market. The trading price of our common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 32,239,614 shares of common stock outstanding as of the record date:

Proposed Reverse Stock Split Ratio	Approximate Shares of Common Stock Outstanding	Percentage Reductions
Current	32,239,614	0%
1 for 2	16,119,807	50%
1 for 3	10,746,538	66%
1 for 4	8,059,904	75%
1 for 5	6,447,923	80%

The resulting decrease in the number of shares of common stock outstanding could potentially impact the liquidity of our common stock on the Nasdaq Capital Market, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders.   If a reverse split is implemented, the number of shares of common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio, and then rounding up to the nearest whole share. No fractional shares will be issued as a result of the reverse split. In lieu of any fractional interest in a share to which each stockholder otherwise would be entitled as a result of the reverse split, the Company will issue to such stockholder one whole share of common stock, as described in further detail below. The reverse stock split would affect our common stock uniformly and would not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities.   In addition, all outstanding options, warrants, notes and other securities entitling their holders to purchase shares of our common stock will be adjusted, as required by the terms of these securities, for the reverse stock split. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock incentive and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of our common stock, options, warrants, notes or other securities convertible into common stock, will be affected by the reverse stock split.

Other Effects on Outstanding Shares.   If a reverse stock split is implemented, the rights and preferences of the outstanding shares of common stock will remain the same after the reverse split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

Effect on Authorized Shares of common stock.   The reverse stock split, if implemented, would not change the number of authorized shares of common stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve some or all of the proposed amendments to our certificate of incorporation, the board of directors may elect whether or not to declare a reverse stock split, as well as the exchange ratio, at any time before the first anniversary of this Special Meeting of Stockholders. The reverse stock split would be implemented by filing the appropriate amendment to our certificate of incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange. All options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the exchange ratio would instead receive one additional whole share at no additional cost upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The number of shares to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.001 per share after the reverse stock split. The Company does not anticipate that any accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder’s own tax advisor with respect to the consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon his or her exchange of shares pursuant to the reverse stock split (except in the case of the portion of whole shares attributable to the rounding up of fractional shares, as discussed herein). A stockholder’s tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the reverse split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split. The reverse split would constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the reverse split.

Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

Recommendation and Required Vote

The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve each of the proposed amendments to our certificate of incorporation to effect a reverse stock split at the proposed exchange ratios.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF PROPOSAL NOS. 2(a), 2(b), 2(c) and 2(d).

PROPOSAL NO. 3:

Approval of the issuance of up to 20,547,945 shares of the Company’s common stock pursuant to the terms of the Brittany Capital Management Limited Private Equity Agreement dated August 5, 2005 and amended and restated on October 12, 2005 (“Brittany Agreement”).

Overview

On August 5, 2005, the Company entered into a three-year private equity agreement that was amended and restated on October 12, 2005, with a Southridge Capital Management LLC-advised fund, Brittany Capital Management Limited (“Brittany”), which permits the Company to deliver from time to time puts requiring Brittany Capital to purchase up to $15,000,000 of LSBC common stock. Proceeds of the stock sales are expected to be used for Company general working capital purposes and for the retirement of certain bridge debt.

The following describes certain of the material terms of the Brittany Agreement. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to SEC Form 8-K filed on August 11, 2005 and Form 8-K/A filed on October 14, 2005:

Puts.   The Company has a right to periodically put common shares to Brittany for which it will pay LSBC cash at a seven percent (7%) discount to the then market price calculated over a 10 trading day period.

Transaction Minimum/Maximum.   Each put transaction must have a minimum purchase price of $25,000 and the number of shares issuable is limited to a maximum of five hundred percent (500%) of the weighted average volume for the twenty (20) trading days immediately preceding the put date, up to 4.99% of all of the Company’s outstanding common stock on a transaction closing date.

Aggregate Minimum/Maximum.   The agreement commits LSBC to put shares having a minimum aggregate purchase price of $2,000,000 and a maximum aggregate purchase price of $15,000,000 over the term of the agreement. The maximum aggregate number of shares put to Brittany Capital may not exceed 19.99% of the Company’s currently outstanding common stock, or 6,429,828 shares, unless the Company seeks and obtains stockholder approval in accordance with rules and requirements of the NASD and the Nasdaq Capital Market.

Registration.   According to the terms of the Agreement, the Company must file a registration statement on SEC Form S-1 with respect to the resale of the securities by Brittany Capital, and the registration statement must be effective prior to the first put date. On September 19, 2005, the Company filed a registration statement on SEC Form S-1 to register the 6,429,828 shares issuable under the Brittany Agreement. The SEC advised the Company that the floor price provision of the Agreement was not acceptable for the registration of equity line transactions and requested the Company withdraw the registration statement. The S-1 registration statement was withdrawn on October 7, 2005. The Agreement was amended and restated on October 12, 2005 in response to the SEC request. The Company filed a new registration statement on SEC Form S-1 on October 14, 2005. The Company expects the S-1 registration to be effective within 60 days of October 14, 2005, subject to the SEC Staff’s review schedule. If Proposal No. 3 is approved by our stockholders before the SEC Form S-1 becomes effective, we plan to amend the SEC Form S-1 to register the additional shares that may be issued under the Brittany Agreement. If the registration statement on SEC Form S-1 is declared effective before the approval of Proposal No. 3, we may be required to withdraw the SEC Form S-1 (either before or after the issuance and sale of shares) and refile the SEC Form S-1 to register the additional shares approved by Proposal No. 3.

Term of Agreement.   The agreement is effective as of the date the SEC declares the registration effective and terminates at the earlier of (i) Brittany Capital having purchased the maximum number of shares allowed; (ii) the Company’s common stock no longer lists on a principal stock market; or (iii) three years.

Purpose and Impact of Proposal

We have experienced shortages in the working capital we believe is needed to pursue our business as we believe is appropriate. To maintain our operations, we have needed to raise funding through the sale of notes and warrants. We believe that sales of equity under the Brittany Agreement will allow us to raise additional working capital without incurring additional interest liability, encumbering our assets and the dilution that accompanies the issuance of warrants. We currently have the ability to raise approximately $4,694,000 through sales of our common stock under the Brittany Agreement. The approval of this Proposal 3 would allow us to sell additional shares.

Initially, we may issue up to 6,429,828 shares of our common stock under the Brittany Agreement. This number of shares represents approximately 19.99% of our outstanding stock as of the day the Brittany Agreement was signed. Without stockholder approval, pursuant to the requirements of Rule 4350(i) of the Nasdaq Marketplace Rules, we may not issue or agree to issue more than 19.99%, or 6,429,828 shares, of our common stock under the Brittany Agreement. Assuming a market price of $0.79 per share based on the average of the high and low prices reported on October 7, 2005 and a corresponding discounted purchase price of $0.73 per share, the amount we would receive from the sale of 6,429,828 shares of our common stock is approximately $4,694,000. If we receive stockholder approval for this Proposal to issue the 20,547,945 total shares available to be issued pursuant to the Brittany Agreement, the Brittany Agreement and the Nasdaq Marketplace Rules would allow us to raise up to a total of $15,000,000, approximately $10,306,000 more than we may currently raise without stockholder approval of the issuance of the additional shares. We have agreed to use our best efforts to obtain as soon as possible stockholder approval of the issuance of the 20,547,945 total shares of our common stock under the Brittany Agreement.

We have included 6,429,828 shares of our common stock issuable upon the exercise of the Brittany Agreement in a registration statement which was filed with the Securities and Exchange Commission on October 14, 2005. Assuming Proposal 3 is approved before the registration statement becomes effective, we will amend the registration statement for a total of 20,547,945 shares to be approved under this Proposal 3. The shares of our common stock issuable under the Brittany Agreement will be freely saleable by Brittany Capital Management Limited. If Brittany Capital Management Limited sells, or the market perceives that Brittany Capital Management Limited might sell, substantial amounts of our common stock in the public market, the market price of our common stock would likely decline. These sales, or the perception that these sales could occur, might also make it more difficult for us to sell additional equity securities at a time and price that we deem appropriate. In addition, because the number of shares of our common stock owned at any one time by Brittany Capital Management Limited cannot exceed 4.99% of our then issued and outstanding common shares, it is also likely that Brittany Capital Management Limited will be required to dispose of the shares of our common stock owned by them from time to time, including in open market transactions, to remain under this threshold, which could adversely affect the market price of our common stock. Any possible decrease in the market price of our common stock will adversely affect the value of the shares held by our current shareholders.

The additional shares proposed to be issued under the Brittany Agreement will be sold at a discount to the fair market value of our common stock. As a result, holders of our common stock will incur immediate dilution. Any such issuance of additional stock could also have the effect of diluting any earnings per share we may report in the future, together with the book value per share of outstanding shares of our common stock. The following table provides information on the dilutive effect of the shares issuable if this proposal is approved.

Shares of our common stock issued and outstanding on October 7, 2005	32,239,614

Shares of our common stock underlying the Brittany Agreement:	20,547,945 or 39%

Shares of our common stock issued and outstanding on October 7, 2005 on a fully diluted basis(1):	48,671,548

Shares of our common stock underlying the Brittany Agreement	20,547,945 or 30%

(1)          Includes:

32,239,614 shares of our common stock outstanding on October 7, 2005;

5,782,050 shares issuable on the exercise of stock options outstanding at October 7, 2005 at a weighted average price of $4.16 per share;

6,686,942 shares of common stock reserved for issuance under the stock option and employee stock purchase plans at October 7, 2005; and

3,962,942 shares of common stock issuable on the exercise of warrants outstanding at October 7, 2005 at a weighted average exercise price of $1.70 per share.

Recommendation and Required Vote

The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve the issuance of up to 20,547,945 shares of the Company’s common stock pursuant to the terms of the Brittany Agreement.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF PROPOSAL NO. 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as October 7, 2005 by:

•       Each person or entity who is known by us to beneficially own greater than 5% of our outstanding common stock;

•       Our Chief Executive Officer and each of the four other most highly compensated executive officers, all acting in such capacities as of December 31, 2004;

•       Each of our directors;

•       All current directors and executive officers as a group.

The percentage of shares beneficially owned is based on 32,239,614 shares of common stock outstanding as of October 7, 2005. Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of October 7, 2005 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Large Scale Biology Corporation, 3333 Vaca Valley Parkway, Suite 1000, Vacaville, CA 95688.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Kevin J. Ryan(1)	6,115,654	18.4%
John W. Maki(2)	3,710,953	11.5
John J. O’Malley(3)	3,710,953	11.5
Technology Directors II, LLC(4)	3,667,453	11.4
460 Bloomfield Ave., Suite 200
Montclair, NJ 07042
Robert L. Erwin(5)	955,717	2.9
Ronald J. Artale(6)	832,778	2.5
Laurence K. Grill, Ph. D.(7)	544,225	1.7
Sol Levine(8)	402,920	1.2
Daniel Tusé, Ph.D.(9)	358,500	1.1
John S. Rakitan(10)	294,780	*
Bernard I. Grosser, M.D.(11)	189,545	*
Ulrich M. Grau, Ph.D.(12)	7,500	*
Directors and officers as a group (10 persons)(13)	9,985,142	28.4%

*                    Less than one percent.

(1)          Includes 3,667,453 shares held by Technology Directors II, LLC, 68,196 shares held by the Ryan Family Trust, of which Mr. Ryan is Trustee, 12,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005, and 903,614 shares issuable if Mr. Ryan elects to exercise his warrant to purchase shares of our common stock. Mr. Ryan is a managing member of Technology Directors II, LLC. Mr. Ryan disclaims beneficial ownership of the shares held by Technology Directors II, LLC except to the extent of his pecuniary interest in this entity.

(2)          Represents 3,667,453 shares held by Technology Directors II, LLC and 43,500 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005. Mr. Maki is a managing member of Technology Directors II, LLC. Mr. Maki disclaims beneficial ownership of the shares held by Technology Directors II, LLC except to the extent of his pecuniary interest in this entity.

(3)          Represents 3,667,453 shares held by Technology Directors II, LLC and 43,500 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005. Mr. O’Malley is a managing member of Technology Directors II, LLC. Mr. O’Malley disclaims beneficial ownership of the shares held by Technology Directors II, LLC except to the extent of his pecuniary interest in this entity.

(4)          Messrs. Maki, O’Malley and Ryan share voting and dispositive power with respect to Technology Directors II, LLC.

(5)          Includes 10,000 shares held by the Marti Nelson Medical Foundation; 13,500 shares held by the Erwin and Nelson Exemption Trust, of which Mr. Erwin is Trustee; 434,675 shares held by the Erwin and Nelson Living Trust, of which Mr. Erwin is Trustee; and 357,500 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005. Mr. Erwin is a director and co-founder of the Marti Nelson Medical Foundation and disclaims beneficial ownership of the shares held by the Foundation.

(6)          Includes 695,833 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005.

(7)          Includes 218,500 shares held by the Grill Family Trust, of which Dr. Grill is Trustee, and 205,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005.

(8)          Includes 63,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005. Mr. Levine is a nonvoting member of Technology Directors II, LLC. Accordingly, his holdings do not include shares held by this entity.

(9)          Includes 348,500 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005.

(10)   Includes 21,000 shares held by Timothy J. Rakitan Trust, of which Mr. John S. Rakitan is Trustee and 21,000 shares held by John T. Rakitan Trust, of which Mr. John S. Rakitan is Trustee.

(11)   Includes 63,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005.

(12)   Includes 7,500 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005.

(13)   Includes an aggregate of 1,954,833 shares issuable upon exercise of options that are exercisable currently or within 60 days of October 7, 2005, and 903,614 shares issuable if Mr. Ryan elects to exercise his warrant to purchase shares of our common stock.

ANNEX A

Authorized Share Increase

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the first paragraph of Article thereof numbered IV so that, as amended, the first paragraph of said Article shall be and read as follows:

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that the Corporation is authorized to issue is Ninety Million (90,000,000). Eighty Million (80,000,000) shares shall be Common Stock, par value $0.001 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, par value $0.001 per share.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this            day of                                 , 2005.

By:
Authorized Officer
Title:

Name:
Print or Type

ANNEX A

Authorized Share Increase

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the first paragraph of Article thereof numbered IV so that, as amended, the first paragraph of said Article shall be and read as follows:

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that the Corporation is authorized to issue is Ninety Million (90,000,000). Eighty Million (80,000,000) shares shall be Common Stock, par value $0.001 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, par value $0.001 per share.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this           day of                                              , 2005.

By:
Authorized Officer
Title:
Name:
Print or Type

A-2

ANNEX A

Reverse Stock Split (1 for 2)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to effect a one (1) for two (2) reverse split of all of the Corporation’s issued common stock, par value $0.001 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each two (2) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) All of the Corporation’s issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each two (2) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 80,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 10,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this         day of                                    , 2005.

By:
Authorized Officer
Title:
Name:
Print or Type

Reverse Stock Split (1 for 3)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to effect a one (1) for three (3) reverse split of all of the Corporation’s issued common stock, par value $0.001 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) All of the Corporation’s issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 80,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 10,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this         day of                                    , 2005.

By:
Authorized Officer
Title:
Name:
Print or Type

Reverse Stock Split (1 for 4)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to effect a one (1) for four (4) reverse split of all of the Corporation’s issued common stock, par value $0.001 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each four (4) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) All of the Corporation’s issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each four (4) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 80,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 10,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this         day of                                    , 2005.

By:
Authorized Officer
Title:
Name:
Print or Type

Reverse Stock Split (1 for 5)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:   That at a meeting of the Board of Directors of Large Scale Biology Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to effect a one (1) for five (5) reverse split of all of the Corporation’s issued common stock, par value $0.001 per share (the “Common Stock”), whereby, automatically upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each five (5) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a) All of the Corporation’s issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each five (5) shares of Common Stock issued as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b) The Corporation’s 80,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

(c) The Corporation’s 10,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

(d) The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this         day of                                    , 2005.

By:
Authorized Officer
Title:
Name:
Print or Type

PROXY

LARGE SCALE BIOLOGY CORPORATION

Special Meeting of Stockholders—November 21, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin J. Ryan and Ronald J. Artale, and each of them, as proxies of the undersigned, with full power to appoint substitutes, and hereby authorizes them to represent and to vote all shares of stock of Large Scale Biology Corporation which the undersigned is entitled to vote, as specified on the reverse side of this card at the Special Meeting of Stockholders of Large Scale Biology Corporation (the “Meeting”) to be held on November 21, 2005, at 9:00 a.m. local time, and at any adjournment or postponement thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR EACH OF PROPOSALS 1,
2(a), 2(b), 2(c), 2(d) AND 3, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

DETACH HERE

☒    Please mark votes as in this example.

The board of directors recommends a vote FOR Proposals 1, 2(a), 2(b), 2(c), 2(d) and 3.

1. Approval of an amendment of the Company’s Certificate of Incorporation to increase in the number of authorized shares of the Company’s common stock from 60,000,000 to 80,000,000.		FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Authorization of an amendment of the Company’s Certificate of Incorporation to:

		FOR	AGAINST	ABSTAIN
a. combine each two (2) shares of the Company’s common stock into one share of common stock:		☐	☐	☐

		FOR	AGAINST	ABSTAIN
b. combine each three (3) shares of the Company’s common stock into one share of common stock:		☐	☐	☐

		FOR	AGAINST	ABSTAIN
c. combine each four (4) shares of the Company’s common stock into one share of common stock:		☐	☐	☐

		FOR	AGAINST	ABSTAIN
d. combine each five (5) shares of the Company’s common stock into one share of common stock:		☐	☐	☐

3.  Approval of the issuance of up to 20,547,945 shares of the Company’s common stock pursuant to the terms of the Brittany Capital Management Limited Private Equity Agreement dated August 5, 2005, as amended and restated on October 12, 2005.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

Signature:	Date:	Signature:	Date: